SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                November 8, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                01-13612                 02-0398678
      (State or other           (Commission             (I.R.S. Employer
      jurisdiction of           File Number)           Identification No.)
      Incorporation)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
                    ----------------------------------------
                    (Address of principal executive offices)


                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD

On November 8, 2004, Congoleum Corporation issued a press release announcing that it has filed a modified plan of reorganization and related documents with the Bankruptcy Court. The modifications were negotiated with representatives of the Asbestos Creditors' Committee, the Future Claimants representative, and other asbestos claimant representatives. A hearing to consider approval of the proposed disclosure statement and plan voting procedures has been scheduled for December 9, 2004. Copies of the Company's press release dated November 8, 2004, the Third Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of November 8, 2004, and proposed Disclosure Statement are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference herein.

ITEM 8.01 OTHER EVENTS

See Item 7.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

- --------------------------------------------------------------------------------
  EXHIBIT NO.                         DESCRIPTION
- --------------------------------------------------------------------------------
      99.1      Press release, dated November 8, 2004.
- --------------------------------------------------------------------------------
      99.2 Third Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of November 8, 2004.
- --------------------------------------------------------------------------------
      99.3 Proposed Disclosure Statement with respect to the Third Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of November 8, 2004.
- --------------------------------------------------------------------------------


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 9, 2004                 Congoleum Corporation


                                       By: /s/ Howard N. Feist III
                                           ---------------------------------
                                       Name:   Howard N. Feist III
                                       Title:  Chief Financial Officer

                                  Exhibit Index

  Exhibit
   Number   Description
   ------   -----------


      99.1  Press release dated November, 8, 2004
      99.2 Third Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of November 8, 2004
      99.3 Proposed Disclosure Statement with respect to the Third Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of November 8, 2004.


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